Exhibit 99.1


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Paul R. Charron, Chairman of the Board and Chief Executive Officer of Liz Claiborne, Inc., state and attest that:

     (1)  To the  best of my  knowledge,  based  upon a  review  of the  covered
          reports  of  Liz  Claiborne,   Inc.,   and,  except  as  corrected  or
          supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of Liz Claiborne, Inc.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the fiscal year ended December 29, 2001 of Liz Claiborne, Inc.;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Liz Claiborne, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.


                                       Subscribed and sworn to
/s/ Paul R. Charron                    before me this 13th day of
-------------------------------                       ----
Paul R. Charron                          August     2002.
August 13, 2002                        ------------


                                       /s/ Lori R. Keurian
                                       ----------------------------------------
                                       Notary Public

                                       My Commission Expires: April 30, 2003

                                       [SEAL OF NOTARY]